EXHIBIT 4.20









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                                     FORM OF

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                 OF RC TRUST II




                             DATED AS OF [       , ]




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

   Certain Sections of this Declaration relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture                                                      Declaration
  Act Section                                                        Section

ss.310 (a)(1)...........................................................6.2, 6.3
       (a)(2)................................................................6.3
       (a)(3).....................................................Not Applicable
       (a)(4) ....................................................Not Applicable
       (a)(5)................................................................6.3
       (b)...................................................................6.3
       (c)........................................................Not Applicable
ss.311 (a)...................................................................2.2
       (b)...................................................................2.2
       (c)........................................................Not Applicable
ss.312.......................................................................2.2
ss.313 (a)...................................................................2.3
       (b)...................................................................2.3
       (c)...................................................................2.3
       (d)...................................................................2.3
ss.314 (a)...................................................................2.4
       (b)...................................................................2.4
       (c)...................................................................2.4
       (d)...................................................................2.4
       (e)...................................................................1.1
ss.315 (a)...................................................................9.2
       (b)...................................................................2.7
       (c)...................................................................3.9
       (d)...................................................................3.9
       (e)........................................................Not Applicable
ss.316 (a)..............................................................2.6, 7.5
       (b)..................................................................11.1
       (c)..................................................................11.2
ss.317 (a).............................................................3.8, 3.16
       (b)...................................................................3.7
ss.318 (a)...................................................................2.1

----------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Declaration.

                                Table of Contents

                                                                                                               Page

ARTICLE 1         INTERPRETATION AND DEFINITIONS..................................................................1

         Section 1.1       Interpretation and Definitions.........................................................1

ARTICLE 2         TRUST INDENTURE ACT.............................................................................9

         Section 2.1       Trust Indenture Act; Application.......................................................9
         Section 2.2       Lists of Holders of the Securities....................................................10
         Section 2.3       Reports by the Property Trustee.......................................................10
         Section 2.4       Periodic Reports to the Property Trustee..............................................10
         Section 2.5       Evidence of Compliance with Conditions Precedent......................................10
         Section 2.6       Trust Enforcement Events; Waiver......................................................10
         Section 2.7       Trust Enforcement Event; Notice.......................................................12

ARTICLE 3         ORGANIZATION...................................................................................12

         Section 3.1       Name and Organization.................................................................12
         Section 3.2       Office................................................................................12
         Section 3.3       Purpose...............................................................................12
         Section 3.4       Authority.............................................................................13
         Section 3.5       Title to Property of the Trust........................................................13
         Section 3.6       Powers and Duties of the Regular Trustees.............................................13
         Section 3.7       Prohibition of Actions by the Trust and the Trustees..................................17
         Section 3.8       Powers and Duties of the Property Trustee.............................................18
         Section 3.9       Certain Duties and Responsibilities of the Property Trustee...........................20
         Section 3.10      Certain Rights of Property Trustee....................................................21
         Section 3.11      Delaware Trustee......................................................................23
         Section 3.12      Execution of Documents................................................................23
         Section 3.13      Not Responsible for Recitals or Issuance of Securities................................23
         Section 3.14      Duration of Trust.....................................................................24
         Section 3.15      Mergers...............................................................................24
         Section 3.16      Property Trustee May File Proofs of Claim.............................................25

ARTICLE 4         THE SPONSOR....................................................................................26

         Section 4.1       Responsibilities of the Sponsor.......................................................26
         Section 4.2       Indemnification and Expenses of the Trustees..........................................27
         Section 4.3       Guarantee of Payment of Trust Obligations.............................................27

ARTICLE 5         THE HOLDER OF THE COMMON SECURITIES............................................................28

         Section 5.1       Notes Issuer's Acquisition of the Common Securities...................................28
         Section 5.2       Covenants of the Notes Issuer.........................................................28
         Section 5.3       Holder of the Common Securities.......................................................28

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
                                Table of Contents
                                  (Continued)

                                                                                                               Page

ARTICLE 6         THE TRUSTEES...................................................................................29

         Section 6.1       Number of Trustees....................................................................29
         Section 6.2       Delaware Trustee; Eligibility.........................................................29
         Section 6.3       Property Trustee; Eligibility.........................................................29
         Section 6.4       Qualifications of the Regular Trustees Generally......................................30
         Section 6.5       Initial Trustees......................................................................30
         Section 6.6       Appointment, Removal and Resignation of the Trustees..................................31
         Section 6.7       Vacancies among Trustees..............................................................32
         Section 6.8       Effect of Vacancies...................................................................32
         Section 6.9       Meetings..............................................................................32
         Section 6.10      Delegation of Power by the Regular Trustees...........................................33
         Section 6.11      Merger, Consolidation, Conversion or Succession to Business...........................33

ARTICLE 7         TERMS OF THE SECURITIES........................................................................33

         Section 7.1       General Provisions Regarding the Securities...........................................33
         Section 7.2       Distributions.........................................................................36
         Section 7.3       Redemption of Securities..............................................................38
         Section 7.4       Redemption Procedures.................................................................38
         Section 7.5       Voting Rights of the Preferred Securities.............................................39
         Section 7.6       Voting Rights of the Common Securities................................................41
         Section 7.7       Paying Agent..........................................................................42
         Section 7.8       Listing...............................................................................43
         Section 7.9       Transfer of the Securities............................................................43
         Section 7.10      Mutilated, Destroyed, Lost or Stolen Certificates.....................................44
         Section 7.11      Deemed Holders........................................................................44
         Section 7.12      Global Securities.....................................................................44
         Section 7.13      Authorized Denominations..............................................................46
         Section 7.14      [RESERVED]............................................................................46

ARTICLE 8         DISSOLUTION AND TERMINATION OF THE TRUST.......................................................46

         Section 8.1       Dissolution and Termination of the Trust..............................................46
         Section 8.2       Liquidation Distribution upon Dissolution of the Trust................................47

ARTICLE 9         LIMITATION OF LIABILITY OF HOLDERS OF THE SECURITIES, THE DELAWARE TRUSTEE AND OTHERS..........49

         Section 9.1       Liability.............................................................................49
         Section 9.2       Exculpation...........................................................................49
         Section 9.3       Fiduciary Duty........................................................................49
         Section 9.4       Indemnification.......................................................................50
         Section 9.5       Outside Businesses....................................................................51

                                Table of Contents
                                  (Continued)

                                                                                                               Page

ARTICLE 10        ACCOUNTING.....................................................................................52

         Section 10.1      Fiscal Year...........................................................................52
         Section 10.2      Certain Accounting Matters............................................................52
         Section 10.3      Banking...............................................................................52
         Section 10.4      Withholding...........................................................................52

ARTICLE 11        AMENDMENTS AND MEETINGS........................................................................53

         Section 11.1      Amendments............................................................................53
         Section 11.2      Meetings of the Holders of the Securities; Action by Written Consent..................55

ARTICLE 12        REPRESENTATIONS OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE...............................56

         Section 12.1      Representations and Warranties of the Property Trustee................................56
         Section 12.2      Representations and Warranties of the Delaware Trustee................................57

ARTICLE 13        MISCELLANEOUS..................................................................................58

         Section 13.1      Notices...............................................................................58
         Section 13.2      Governing Law.........................................................................59
         Section 13.3      Intention of the Parties..............................................................59
         Section 13.4      Headings..............................................................................59
         Section 13.5      Successors and Assigns................................................................59
         Section 13.6      Partial Enforceability................................................................59
         Section 13.7      Counterparts..........................................................................59




Exhibit A.        Form of Preferred Securities Certificate

Exhibit B.        Form of Common Securities Certificate

               FORM OF AMENDED AND RESTATED DECLARATION OF TRUST1

         This  Amended  and  Restated  Declaration  of  Trust  of  RC  Trust  II
("Declaration"),  dated as of  [        ,  ], by and among Raytheon  Company,  a
Delaware corporation, as Sponsor, [Richard A. Goglia][,        and        ],  as
the initial Regular Trustees, [The Bank of New York], as the initial Property Trustee, [The Bank of New York (Delaware)], as the initial Delaware Trustee, as Trustees, and the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of RC Trust II to be issued pursuant to this Declaration.

         WHEREAS, certain of the Trustees and the Sponsor established RC Trust II (the "Trust"), a business trust under the Business Trust Act, pursuant to a Declaration of Trust dated as of April 4, 2001 (the "Original Declaration"), and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on April 4, 2001; and

         WHEREAS, the exclusive purposes and functions of the Trust shall be to issue the Securities (as defined herein) in exchange for the Notes issued by the Notes Issuer (each as defined herein) and except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto; and

         WHEREAS, the parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE 1

                         INTERPRETATION AND DEFINITIONS

         Section  1.1  Interpretation   and  Definitions.   Unless  the  context
otherwise requires:

                  (a) capitalized terms used in this Declaration but not defined in the preamble above shall have the meanings assigned to them in this Section 1.1;

--------
                  1 Certain additional provisions and defined terms to be added if the Trust were to issue equity units comprised of (A) a purchase contract under which (i) the holder of the unit agrees to purchase from Raytheon Company and Raytheon Company agrees to sell to the holder a certain number of shares of its common stock pursuant to a purchase contract agreement and (ii) Raytheon Company agrees to pay such holder contract adjustment payments and (B) either beneficial ownership of (i) a Preferred Security or Note, or in certain circumstances following the occurrence of a Tax Event, the appropriate applicable ownership interest of the treasury portfolio or (ii) following any remarketing of the Preferred Securities pursuant to a purchase contract agreement and a remarketing agreement, the appropriate Treasury Consideration (as defined in the purchase contract agreement).

                  (b) a term defined anywhere in this Declaration shall have the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" shall be to this Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles, Sections, Recitals and Exhibits shall be to Articles and Sections of, or Recitals and Exhibits to, this Declaration unless otherwise specified;

                  (e) unless otherwise defined in this Declaration, a term defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), shall have the same meaning when used in this Declaration;

                  (f) a reference to the singular shall include the plural and vice versa, and a reference to any masculine form of a term shall include the feminine or neuter form of a term, as applicable; and

                  (g) the following terms shall have the following meanings:

                  "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Authorized Officer" of a Person shall mean any Person that is authorized to bind such Person.

                  "Beneficial Owner" shall mean, with respect to a Global Security, a Person who is the beneficial owner of such book-entry interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                  "Beneficiaries"  shall have the  meaning  set forth in Section
4.3.

                  "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to be closed.

                  "Business Trust Act" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Certificate" shall mean a Common Security Certificate or a Preferred Security Certificate.

                  "Clearing Agency" shall mean an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

                  "Closing Date" shall mean the date on which the Preferred Securities are issued and sold.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

                  "Commission" shall mean the United States Securities and Exchange Commission.

                  "Common  Securities"  shall  have  the  meaning  specified  in
Section 7.1(a).

                  "Common   Security   Certificate"   shall  mean  a  definitive
certificate  in  fully   registered   form   representing  a  Common   Security,
substantially in the form of Exhibit B hereto.

                  "Common Stock" shall mean the Common Stock, par value $.01, of the Company.

                  "Company" shall mean Raytheon Company, a Delaware corporation, the Sponsor, Notes Issuer, and the parent of the Trust.

                  "Compounded Distributions" shall have the meaning specified in
Section 7.2(b).

                  "Corporate Trust Office" shall mean the principal office of the Property Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at [ ], Attn: [ ] or such other address as the Property Trustee may designate.

                  "Covered  Person"  shall  mean  (A)  any  officer,   director,
shareholder, partner, member, representative, employee or agent of (i) the Sponsor, (ii) the Sponsor's Affiliates, (iii) the Trust or (iv) the Trust's Affiliates and (B) any Holder.

                  "Delaware   Trustee"  shall  mean  the  Trustee   meeting  the
eligibility requirements set forth in Section 6.2.

                  "Depositary" shall mean, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as depositary for such Securities, and initially shall be The Depository Trust Company.

                  "Depositary Agreement" shall mean the agreement among the Trust, the Property Trustee and the Depositary dated as of the Closing Date, as the same may be amended or supplemented from time to time.

                  "Depositary   Participant"   shall   mean  a  member   of,  or
participant in, the Depositary.

                  "Direct Action" shall have the meaning specified in Section 3.8(e).

                  "Distribution" shall mean a distribution payable to the Holders in accordance with Section 7.2.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

                  "First Delivery Date" shall have the meaning specified in the Underwriting Agreement.

                  "Fiscal  Year"  shall have the  meaning  specified  in Section
10.1.

                  "Foreign Person" shall mean any Person that is not a United States Person.

                  "Global  Certificate"  shall  have the  meaning  specified  in
Section 7.1(h).

                  "Global Security" shall mean a global Preferred Security Certificate registered in the name of a Depositary or its nominee.

                  "Guarantee" shall mean the guarantee of the Company for the benefit of the beneficial holders of the Preferred Securities issued pursuant to the Guarantee Agreement, dated as of [ , ], of the Sponsor, as may be amended from time to time, in respect of the Securities.

                  "Holder" shall mean any holder of Preferred Securities or Common Securities, as registered on the books and records of the Trust, such holder being a beneficial owner within the meaning of the Business Trust Act, provided that in determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Preferred Securities remain in the form of one or more Global Securities and if the Depositary that is the holder of such Global Securities has sent an omnibus proxy to the Depositary Participants to whose accounts the Preferred Securities are credited on the record date, the term "Holders" shall mean such Depositary Participants acting at the direction of the Beneficial Owners.

                  "Indemnified Person" shall mean any Trustee, any Affiliate of any Trustee, any Paying Agent, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, Affiliate of a Trustee or Paying Agent, or any officer, employee or agent of the Trust or any of its Affiliates.

                  "Indenture" shall mean the indenture dated as of July 3, 1995, as supplemented by a supplemental indenture relating to the Notes, dated as of [ , ], between the Notes Issuer and the Indenture Trustee (including the provisions of the Trust Indenture Act that are deemed incorporated therein), pursuant to which the Notes are to be issued.

                  "Indenture Event of Default" shall have the meaning given to the term "Event of Default" in the Indenture.

                  "Indenture Trustee" shall mean The Bank of New York, a New York banking corporation, in its capacity as trustee under the Indenture, or any successor thereto.

                  "Investment Company" shall mean an investment company as defined in the Investment Company Act.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time, or any successor legislation and the rules and regulations of the Commission promulgated thereunder.

                  "Legal Action" shall have the meaning specified in Section 3.6(g).

                  "List of Holders" shall have the meaning specified in Section 2.2(a).

                  "Majority in Liquidation Amount" shall mean, except as provided by the Trust Indenture Act, Holders of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of the outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities, Preferred Securities or Common Securities, as the case may be.

                  "New York Stock Exchange" shall mean the New York Stock Exchange, Inc. or any successor thereto. "Notes" shall mean the series of [name of series of Notes issued pursuant to Indenture], due [ ] to be issued by the Notes Issuer under the Indenture and exchanged for the Securities pursuant to
Section 3.6 and held by the Property Trustee.

                  "Notes Issuer" shall mean the Company or any successor entity in a merger, consolidation, conversion, amalgamation or replacement by or conveyance, transfer or lease of its properties substantially as an entirety, in its capacity as issuer of the Notes under the Indenture.

                  "Obligations" shall have the meaning set forth in Section 4.3.

                  "Officers' Certificate" shall mean, when delivered by the Trust, a certificate signed by a majority of the Regular Trustees of the Trust and, when delivered by the Sponsor, a certificate signed by (A) the Chairman of the Board, President or a Vice President of the Sponsor and (B) the Treasurer, Assistant Treasurer or Secretary of the Sponsor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include, where applicable:

                  (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (iii) a  statement  that  each  such  officer  has  made  such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Original Declaration" shall have the meaning specified in the Recitals.

                  "Over-allotment Option" shall mean the over-allotment option contained in the Underwriting Agreement.

                  "Paying Agent" shall have the meaning specified in Section 3.8(h).

                  "Payment Date" shall mean [                   ], of each year,
commencing [               ].

                  "Payment Amount" shall have the meaning specified in Section 7.2(c).

                  "Person" shall mean a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred  Securities"  shall have the meaning  specified  in
Section 7.1(a).

                  "Preferred  Security  Certificate"  shall  mean  a  definitive
certificate  in  fully  registered  form  representing  a  Preferred   Security,
substantially in the form of Exhibit A.

                  "Primary Treasury Dealer" shall mean a primary U.S. government securities dealer in New York City.

                  "Property Account" shall mean a segregated non-interest bearing trust account maintained with a banking institution, the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization" within the meaning of Rule 436(g)(2) under the Securities Act.

                  "Property   Trustee"  shall  mean  the  Trustee   meeting  the
eligibility requirements set forth in Section 6.3.

                  "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by such Holder in relation to the aggregate liquidation amount of all Securities outstanding.

                  "Quorum" shall mean a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                  "Quotation Agent" shall mean any Primary Treasury Dealer selected by the Sponsor to act as the quotation agent in connection with a Tax Event Redemption.

                  "Redemption/Distribution   Notice"   shall  have  the  meaning
specified in Section 7.4(a).

                  "Redemption Price" shall mean the amount for which the Securities will be redeemed pursuant to the Indenture, which amount will equal the lesser of (i) the redemption price paid by the Notes Issuer to repay or redeem, in whole but not in part, the Notes held by the Trust plus an amount equal to accumulated and unpaid Distributions on such Securities through the date of their redemption or the Tax Event Redemption Date in the case of a Tax Event Redemption or (ii) the amount received by the Trust in respect of the Notes so repaid or redeemed.

                  "Regular Trustee" shall mean any trustee of the Trust other than the Property Trustee and the Delaware Trustee.

                  "Responsible Officer" shall mean, with respect to the Property Trustee, any officer within the corporate trust department of the Property
Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Property Trustee who customarily performs functions similar to those performed by persons who at the time shall be officers, or who shall have direct responsibility for the administration of this Declaration and also shall mean, with respect to a particular corporate trust matter, any other officer to whom such matter is referred due to that officer's knowledge of and familiarity with the particular subject.

                  "Rule 3a-5" shall mean Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

                  "Second Delivery Date" shall have the meaning specified in the Underwriting Agreement.

                  "Securities"   shall  mean  the  Common   Securities  and  the
Preferred Securities.

                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, or any successor legislation and the rules and regulations of the Commission promulgated thereunder.

                  "Security  Registrar"  shall  have the  meaning  specified  in
Section 7.9(a)(iii).

                  "Sponsor" shall mean the Company or any successor entity in a merger, consolidation, conversion, amalgamation or replacement by or conveyance, transfer or lease of its properties substantially as an entirety, in its capacity as sponsor of the Trust.

                  "Successor Delaware Trustee" shall have the meaning specified in Section 6.6(b).

                  "Successor Entity" shall have the meaning specified in Section 3.15(b)(i).

                  "Successor Property Trustee" shall have the meaning specified in Section 6.6(b).

                  "Successor  Security"  shall  have the  meaning  specified  in
Section 3.15(b)(i)(B).

                  "Supermajority" shall have the meaning specified in Section 2.6(b)(ii).

                  "Tax Event" shall mean the receipt by the Sponsor and the Trust of an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative decision, pronouncement, judicial decision or action interpreting or applying such laws or regulations, which amendment or change is effective or which proposed change, pronouncement, action or decision is announced on or after the Closing Date, there is more than an insubstantial increase in the risk that (i) the Trust is, or within 90 days of the date of such opinion will be, subject to United States federal income tax with respect to income received or accrued on the Notes, (ii) interest (or original issue discount) payable by the Notes Issuer on the Notes is not, or within 90 days of the date of such opinion will not be, deductible by the Notes Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or within 90 days of the date of such opinion will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "Tax Event Redemption" shall mean that a Tax Event has occurred and is continuing and the Notes have been called for redemption pursuant to the Indenture.

                  "Tax Event Redemption Date" shall mean the date specified by the Notes Issuer on which the Notes are redeemed pursuant to a Tax Event Redemption pursuant to the Indenture.

                  "10% in Liquidation Amount" shall mean, except as provided by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Treasury Regulations" shall mean the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Department of the Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust" shall have the meaning specified in the Recitals hereto.

                  "Trust Enforcement Event" in respect of the Securities shall mean that an Indenture Event of Default has occurred and is continuing in respect of the Notes.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation and the rules and regulations of the Commission promulgated thereunder.

                  "Trustee" or "Trustees" shall mean each Person that has signed this Declaration as a trustee, so long as such Person continues in office in accordance with the terms hereof, and all other Persons that from time to time may be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "United States Person" shall mean a United States person for United States federal income tax purposes.

                  "Underwriters" shall have the meaning set forth in the Underwriting Agreement.

                  "Underwriting Agreement" means the Terms Agreement dated as of [ , ] between the Company and the Underwriters named therein, which amends and incorporates by reference the Company's form of Underwriting Agreement.

                                   ARTICLE 2

                               TRUST INDENTURE ACT

         Section 2.1 Trust Indenture Act; Application.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and, to the extent applicable, shall be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties of the Trust Indenture Act shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

         Section 2.2 Lists of Holders of the Securities.

                  (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with a list of the names and addresses of the Holders of the Securities in such form as the Property Trustee may reasonably require ("List of Holders") (i) as of the record date relating to the payment of any Distribution, at least [one] Business Day prior to the date for payment of such Distribution, except while the Preferred Securities are represented by one or more Global Securities, and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is provided to the Property Trustee. If at any time the List of Holders does not differ from the most recent List of Holders provided to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, then neither the Sponsor nor the Regular Trustees shall be obligated to deliver such List of Holders. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders provided to it or that it receives in its capacity as Paying Agent (if acting in such capacity); provided that the Property Trustee may destroy any List of Holders previously provided to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312 of the Trust Indenture Act.

         Section 2.3 Reports by the Property Trustee. Within 60 days after [ ] of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities), the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee also shall comply with the requirements of Section 313(d) of the Trust Indenture Act.

         Section 2.4 Periodic Reports to the Property Trustee. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         Section 2.5 Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

         Section 2.6 Trust Enforcement Events; Waiver.

                  (a) An Indenture Event of Default constitutes an event of default under this Declaration with respect to the Securities.

                  (b) The Holders of a Majority in Liquidation Amount of the Preferred Securities may waive, by vote or written consent, on behalf of the Holders of all of the Preferred Securities, any past Trust Enforcement Event in respect of the Preferred Securities and its consequences, provided that if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, then the Trust Enforcement Event under this Declaration also shall not be waivable; and

                  (ii) requires the vote or consent of the holders of greater than a majority in principal amount of the Notes (a "Supermajority") to be waived under the Indenture, the related Trust Enforcement Event under this Declaration only may be waived by the vote or written consent of the Holders of at least the same Supermajority in aggregate stated liquidation amount of the Preferred Securities outstanding.

         The  foregoing  provisions  of this Section  2.6(b) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act, and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Trust Enforcement Event in respect of the Preferred Securities shall be deemed to have been cured for every purpose of this Declaration and the Preferred Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of a Trust Enforcement Event with respect to the Preferred Securities also shall be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

                  (c) The Holders of a Majority in Liquidation Amount of the Common Securities may waive, by vote or written consent, any past Trust Enforcement Event in respect of the Common Securities and its consequences, provided that if the underlying Indenture Event of Default is not waivable under the Indenture, then, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement as provided below in this Section 2.6(c), the related Trust Enforcement Event under this Declaration also shall not be waivable. The Holders of the Common Securities shall be deemed to have waived any and all Trust Enforcement Events in respect of the Common Securities and the consequences thereof until all Trust Enforcement Events in respect of the Preferred Securities shall have been cured, waived or otherwise eliminated. Until all Trust Enforcement Events in respect of the Preferred Securities shall have been so cured, waived or otherwise eliminated, the Property Trustee shall be deemed to be acting solely on behalf of the Holders of the Preferred Securities, and only the Holders of the Preferred Securities shall have the right to direct the Property Trustee. The foregoing provisions of this Section 2.6(c) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act, and Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(c), upon such cure, waiver or other elimination, any Trust Enforcement Event in respect of the Common Securities shall be deemed to have been cured for every purpose of this Declaration and the Common Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

                  (d) A waiver of an Indenture Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities shall constitute a waiver of the corresponding Trust Enforcement Event under this Declaration. Any such waiver by the Holders of the Preferred Securities also shall be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities. The foregoing provisions of this Section 2.6(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act, and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

         Section 2.7 Trust Enforcement Event; Notice.

                  (a) Within 90 days after the occurrence of a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit by mail, first class postage prepaid, to the Holders of the Securities, notice of such Trust Enforcement Event, unless such Trust Enforcement Event has been cured before the giving of such notice, which notice shall specify the Indenture Event of Default giving rise to the Trust Enforcement Event and that the Indenture Event of Default also constitutes an event of default under this Declaration; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Notes, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                  (b) The Property Trustee shall not be deemed to have knowledge of any Trust Enforcement Event except for any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.

                                    ARTICLE 3

                                  ORGANIZATION

         Section 3.1 Name and Organization. The Trust hereby continued is named "RC Trust II," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

         Section 3.2 Office. The address of the principal office of the Trust is 141 Spring Street, Lexington, Massachusetts 02421. On ten Business Days' written notice to the Holders of the Securities, the Regular Trustees may designate another principal office.

         Section 3.3 Purpose. The exclusive purposes and functions of the Trust are (a) to acquire the Notes with the proceeds of the sale of the Securities and
(b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt, reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

         By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Preferred Securities or the Common Securities or the Beneficial Owners of the Preferred Securities will take any position that is contrary to the classification of the Trust as a grantor trust for United States federal income tax purposes.

         Section 3.4 Authority.

                  (a) Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and shall serve to bind the Trust, and any action taken by the Property Trustee in accordance with its powers shall constitute the act of and shall serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

                  (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular
Trustees  may be  exercised  by or with  the  consent  of any one  such  Regular
Trustee.

                  (c) Except as otherwise required by applicable law, any Regular Trustee may delegate to any other natural person over the age of 21 that is a United States Person, by power of attorney consistent with applicable law, his or her power for the purposes of signing any documents that the Regular Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

         Section  3.5 Title to  Property  of the Trust.  Except as  provided  in
Section 3.8 with respect to the Notes and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders of the Securities shall not have legal title to any part of the assets of the Trust but shall have undivided beneficial ownership interests in the assets of the Trust.

         Section 3.6 Powers and Duties of the Regular Trustees. The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) to acquire the Notes with the proceeds of the sale of the Securities in accordance with this Declaration (including, without limitation, to execute, deliver and perform the Purchase and Subscription Agreement, to be
dated as of [        ,  ], between the Sponsor and the Trust); provided that:

                  (i) the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities;

                  (ii) there shall be no interests in the Trust other than the Securities; and

                  (iii) the issuance of the Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date, subject to the issuance of additional Securities pursuant to the exercise of any Over-allotment Option;

                  (b) in connection with the issue and sale of the Preferred Securities, to:

                  (i) assist in the preparation of a prospectus in preliminary and final form prepared by the Sponsor in relation to the offering and sale of Preferred Securities and to assist in the preparation and filing with the Commission, on behalf of the Trust, of a registration statement on Form S-3, or on another appropriate form, including without limitation any registration statement under Rule 462(b) of the Securities Act, in relation to the Preferred Securities and the Guarantee, including any pre-effective or post-effective amendments thereto and including any supplements or amendments to the form of prospectus included therein, as permitted by the rules and regulations of the Commission;

                  (ii) execute and file, on behalf of the Trust, any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Preferred Securities in any state in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                  (iii) at the direction of the Sponsor, execute and file, on behalf of the Trust, any application, statement, certificate, agreement or other instrument, prepared by the Sponsor, to the New York Stock Exchange, or any other national securities exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

                  (iv) to execute and deliver letters, documents, or instruments with any Clearing Agencies relating to the Preferred Securities;

                  (v) if required, execute and file with the Commission, on behalf of the Trust, a registration statement on Form 8-A, including any pre-effective or post-effective amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under
         Section 12(b) or 12(g) of the Exchange Act; and

                  (vi) to cause the Trust to enter into such agreements and arrangements as may be necessary or desirable in connection with the sale of Preferred Securities to the underwriters thereof and the consummation thereof, and to take all action as may be necessary or desirable in connection with the consummation thereof;

                  (c) to acquire the Notes with the proceeds of the sale of the Securities; provided, however, that the Regular Trustees shall cause legal title to the Notes to be held of record in the name of the Property Trustee for the benefit of the Holders of the Securities;

                  (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Tax Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of the Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to pay reasonable compensation for such services, provided that any Person so employed or engaged is a United States Person;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give to the Property Trustee the certificate required by Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

                  (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 3.8 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

                  (m) if applicable, to give prompt written notice to the Property Trustee and to the Holders of any notice received from the Note Issuer of its election to defer payments of interest on the Notes by extending the interest payment period under the Indenture;

                  (n) to take all action that may be necessary or appropriate for the preservation and continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which it was created;

                  (o) to take any action not inconsistent with applicable law, this Declaration, the Certificate of Trust or the amended and restated certificate of incorporation of the Company, as in effect from time to time, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set forth in Section 3.3 or the activities of the Trust as set forth in this Section 3.6, including:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified as a grantor trust for United States federal income tax purposes; and

                  (iii) cooperating with the Notes Issuer to ensure that the Notes will be treated as indebtedness of the Notes Issuer for United States federal income tax purposes;

                  (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed;

                  (q) to prepare, execute and file a certificate of cancellation of the Trust's Certificate of Trust, if at all, pursuant to Section 8.1(b);

                  (r)  in   connection   with  the  issuance  of  the  Preferred
Securities, to execute, deliver and perform the Depositary Agreement on behalf of the Trust;

                  (s) if and to the extent that the Sponsor on behalf of the Trust has not already done so, to cause the Trust to enter into such other agreements and arrangements as may be necessary or desirable in connection with the sale of the Preferred Securities to the Underwriters and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof; and

                  (t) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

         The  Regular  Trustees  shall  exercise  the  powers  set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

         Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8. Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Notes Issuer.

         Section 3.7 Prohibition of Actions by the Trust and the Trustees.

                  (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust in connection with its ownership of the Notes, but shall cause the Trust to distribute all such proceeds to the Holders of the Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess property for any purpose other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness;

                  (v) possess any power or otherwise act in such a way as to vary the Trust's assets;

                  (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

                  (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (viii) other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Notes, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Notes shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Notes where such consent is required, unless the Trust has received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will not be classified as a grantor trust for United States federal income tax purposes;

                  (ix) take any action inconsistent with the status of the Trust as grantor trust for United States federal income tax purposes;

                  (x) revoke any action previously authorized or approved by vote of the Holders of the Preferred Securities; or

                  (xi) after the date hereof, enter into any contract or agreement (other than any depositary agreement or any agreement with any securities exchange or automated quotation system) that does not expressly provide that the Holders of Preferred Securities, in their capacities as such, have limited liability (in accordance with the provisions of the

         Business Trust Act) for the liabilities and obligations of the Trust, which express provision shall be in substantially the following form:

                  The Holders of the Preferred Securities, in their capacities as such, shall not be personally liable for any liabilities or obligations of the Trust arising out of this Agreement, and the parties hereto hereby agree that the Holders of the Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         The failure to include such language shall not cause any such contract or agreement to be ultra vires.

         Section 3.8 Powers and Duties of the Property Trustee.

                  (a) The legal title to the Notes shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Notes shall vest automatically in each Person that hereafter may be appointed as Property Trustee in accordance with Section 6.6. To the fullest extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Notes have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Notes to the Regular Trustees nor to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c) The Property Trustee shall:

                  (i) establish and maintain the Property Account in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Notes, deposit such funds into the Property Account and make payments to the Holders of the Securities from the Property Account in accordance with Section 7.2 (funds in the Property Account to be held uninvested until disbursed in accordance with this Declaration);

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Notes are redeemed or mature; and

                  (iii) upon written direction by the Sponsor to dissolve the Trust, to engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Notes to the Holders of the Securities in exchange for the Securities.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

                  (e) The Property Trustee shall take any Legal Action that arises out of or in connection with (i) a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or (ii) the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Notes Issuer to pay interest or principal on the Notes on the date such interest or principal is otherwise payable, then a Holder of Preferred Securities may institute a proceeding directly against the Notes Issuer to enforce payment to such Holder of the principal or interest on Notes having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action"); provided, further, if the Property Trustee fails to enforce its rights under the Notes in respect of an Indenture Event of Default after a Holder of Preferred Securities has made a written request that the Property Trustee so enforce its rights, such Holder of Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding directly against the Notes Issuer to enforce the rights of the Property Trustee under the Indenture without first proceeding against the Property Trustee or any other Person.

                  (f) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation have been distributed to the Holders of the Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6.

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Notes under the Indenture (including, without limitation, the right, as sole holder of the Notes, to declare the principal of and interest on the Notes, to be immediately due and payable, pursuant to the terms of the Indenture) and if a Trust
Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall enforce, for the benefit of Holders of the Securities, its rights as holder of the Notes subject to the rights of the Holders of the Securities pursuant to the terms of the Securities.

                  (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities, and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time, and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

                  (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

         The  Property  Trustee  shall  exercise  the  powers  set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the

Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

         Section  3.9  Certain  Duties  and   Responsibilities  of  the
Property Trustee.

                  (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the cure or waiver of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Property Trustee. If a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration and shall use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of a Trust Enforcement Event and after the cure or waiver of all such Trust Enforcement Events that may have occurred:

                           (A) the duties and obligations of the Property Trust shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the  statements  and the  correctness of the
                                    opinions   expressed   therein,   upon   any
                                    certificates  or opinions  furnished  to the
                                    Property   Trustee  and  conforming  to  the
                                    requirements of this Declaration; but in the
                                    case of any such  certificates  or  opinions
                                    that   by   any    provision    hereof   are
                                    specifically required to be furnished to the
                                    Property Trustee, the Property Trustee shall
                                    be under a duty to examine such certificates
                                    or opinions to determine whether or not they
                                    conform   to  the   requirements   of   this
                                    Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it has been proven that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Notes and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Notes or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it otherwise may agree with the Sponsor, and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

         Section 3.10 Certain Rights of Property Trustee.

                  (a) Subject to the provisions of Section 3.9:

                  (i) The Property Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (ii) Any direction or act of the Sponsor  contemplated by this
         Declaration   shall  be   sufficiently   evidenced   by  an   Officers'
         Certificate.

                  (iii) Whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may request, in the absence of bad faith on its part, and conclusively rely upon, an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor.

                  (iv) The Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or registration thereof.

                  (v) The Property Trustee may consult with counsel of its choice or other experts, and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction.

                  (vi) The Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder of Securities, unless such Holder of Securities has provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration.

                  (vii) The Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it sees fit.

                  (viii) The Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, provided that any such action (other than ministerial action) executed or performed by such agent or attorney is executed or performed by an agent or an attorney that is a United States Person, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (ix) Any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be evidenced conclusively by the Property Trustee's or its agent's taking such action.

                  (x) Whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (A) may request instructions from the Holders of the Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under this Declaration in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (C) shall be protected in conclusively relying on or acting in accordance with such instructions.

                  (xi) Except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

                  (xii) The Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         Section 3.11 Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers of, nor shall the Delaware Trustee have any of the duties and responsibilities of, the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act and shall be a United States Person.

         Section 3.12 Execution of Documents. Except as otherwise required by applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

         Section 3.13 Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Notes or the Indenture.

         Section 3.14 Duration of Trust. The Trust shall exist until dissolved pursuant to the provisions of Article 8 hereof.

         Section 3.15 Mergers.

                  (a) The Trust may not consolidate with, amalgamate or merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in
Section 3.15(b) and (c) or Article 8.

                  (b) At the request of the Sponsor and with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Preferred Securities, the Delaware Trustee or the Property Trustee, the Trust may consolidate with, amalgamate or merge with or into, be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any state; provided that:

                  (i) if the Trust is not the successor entity, such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust with respect to the Securities; or

                           (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities"), so long as such Successor Securities rank the same as the Securities with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Notes Issuer expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Notes;

                  (iii) the Preferred Securities or any Successor Securities are or, upon notification of issuance will be, listed on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

                  (iv) such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the

         Holders  of  the   Preferred   Securities   (including   any  Successor
         Securities) in any material respect other than with respect to any dilution of the Holders' interest in the new entity;

                  (vi)  such  Successor  Entity  has  a  purpose   substantially
         identical to that of the Trust;

                  (vii) prior to such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect other than with respect to any dilution of the Holders' interest in the new entity;

                           (B) following such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease, neither the Trust nor such Successor Entity will be required to register as an Investment Company under the Investment Company Act; and

                           (C) following such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease, the Trust (or such Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities, at least to the extent provided by the Guarantee; and

                  (ix) such Successor Entity expressly assumes all of the obligations of the Trust.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate with, amalgamate or merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate with, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or any Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes or would cause any Holder of Securities not to be treated as owning an undivided beneficial ownership interest in the Notes.

         Section 3.16 Property Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities are then due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee has made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                  (a) to file and  prove a claim  for the  whole  amount  of any
Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount securities, such portion of the liquidation amount as may be specified in the terms of such securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders of the Securities allowed in such judicial proceeding; and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Property Trustee and, in the event the Property Trustee consents to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

         Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt, on behalf of any Holder of Securities, any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder of Securities in any such proceeding.

                                    ARTICLE 4

                                   THE SPONSOR

         Section 4.1 Responsibilities of the Sponsor. In connection with the sale and issuance of the Preferred Securities, the Sponsor is hereby appointed an agent of the Trust pursuant to Section 3806(b)(7) of the Business Trust Act and in such capacity shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare, execute and file with the Commission, on behalf of the Trust, a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments or supplements thereto, and to take any other action relating to the registration and sale of the Preferred Securities under federal and state securities laws;

                  (b) if necessary, to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take; to prepare, execute and file, on behalf of the Trust, any documents it deems necessary or advisable in order to comply with the applicable laws of any such states; and to prepare, execute and file, on behalf of the Trust, any such documents or take any acts determined by it to be necessary in order to qualify or register all or part of the Preferred Securities in any state in which it has determined to qualify or register such Preferred Securities for sale;

                  (c) if necessary, to prepare, execute and file on behalf of the Trust, an application to the New York Stock Exchange or any other national securities exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

                  (d) if necessary, to prepare, execute and file with the Commission, on behalf of the Trust, a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

                  (e) to negotiate the terms of, and execute and enter into, an Underwriting Agreement providing for the sale of the Preferred Securities; and

                  (f) to execute and deliver letters, documents or instruments on behalf of the Trust with any Clearing Agency.

         Section 4.2 Indemnification and Expenses of the Trustees. To the fullest extent permitted by law, the Notes Issuer agrees to indemnify the Regular Trustees, the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Regular Trustees, the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the Trust hereunder, including the costs and expenses of defending such Trustee or the Trust against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder. The provisions of this Section 4.2 shall survive the resignation or removal of the Regular Trustees, the Delaware Trustee or the Property Trustee and the termination of this Declaration.

         Section 4.3 Guarantee of Payment of Trust Obligations.

                  (a) Subject to the terms and  conditions  of this Section 4.3, the Sponsor hereby irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all costs, expenses or liabilities of the Trust (other than obligations of the Trust to make payments to Holders of the Securities pursuant to the terms thereof) ("Obligations") to such Beneficiaries.

                  (b) The agreement of the Sponsor in Section 4.3(a) is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                  (c) The agreement of the Sponsor set forth in Section 4.3(a) shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all Holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that such agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder of Preferred Securities or any of the Beneficiaries must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee or under this Declaration for any reason whatsoever. Such agreement is continuing, irrevocable, unconditional and absolute.

                                    ARTICLE 5

                       THE HOLDER OF THE COMMON SECURITIES

         Section 5.1 Notes Issuer's Acquisition of the Common Securities. On the First Delivery Date, the Notes Issuer shall acquire all of the Common Securities issued by the Trust, in an aggregate liquidation amount equal to at least three percent of the total capital of the Trust, at such time as the Preferred Securities are sold and issued. If any additional Preferred Securities are issued pursuant to the exercise of any Over-allotment Option, then the Notes Issuer shall purchase, on the Second Delivery Date, an amount of additional Common Securities such that the aggregate liquidation amount of the Common Securities held by the Notes Issuer, upon such purchase, will equal at least three percent of the total capital of the Trust.

         The aggregate stated liquidation amount of the Common Securities outstanding at any time shall not be less than three percent of the total capital of the Trust.

         Section 5.2 Covenants of the Notes Issuer. For so long as the Preferred Securities remain outstanding, the Notes Issuer shall covenant:

                  (i) to maintain, directly or indirectly, 100% ownership of the Common Securities;

                  (ii) to cause the Trust to remain a Delaware statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration;

                  (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an Investment Company required to be registered under the Investment Company Act; and

                  (iv) not to take any action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

         Section 5.3 Holder of the Common Securities. Each Holder of the Common Securities shall at all times hold the Common Securities in its individual capacity on its own behalf and shall not, in its capacity as a Holder of the Common Securities, be under (or subject to) the control or direction of any Foreign Person (pursuant to a contractual arrangement or otherwise) other than by virtue of such Foreign Person's direct or indirect stock ownership, if any, of the Holder of Common Securities. Notwithstanding anything in this Declaration to the contrary, each Holder of the Common Securities shall at all times be a United States Person and shall be authorized to give any direction hereunder with respect to the Trust as shall be necessary for the Trust not to be considered a foreign trust for United States Federal income tax purposes.

                                    ARTICLE 6

                                  THE TRUSTEES

         Section 6.1 Number of Trustees. The number of Trustees initially shall be five (three regular trustees, one property trustee and one Delaware trustee), and:

                  (a) at any time before the issuance of any Securities, the Sponsor may increase or decrease the number of Trustees by written instrument; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities at a meeting of the Holders of the Common Securities or by written consent without prior notice in lieu of such meeting; provided that the number of Trustees shall be at least three; and provided, further, that: (i) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or, if not a natural person, shall be an entity that has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law;
(ii) at least a majority of the Regular Trustees shall be employees or officers of, or are Affiliates of, the Sponsor; (iii) one Trustee shall be the Property Trustee, which, for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, shall meet the requirements of applicable law, provided that such Property Trustee also may serve as Delaware Trustee if it meets the applicable requirements; (iv) each Trustee shall be a United States Person; and (v) each Trustee, or any delegee of any Trustee, shall at all times act as Trustee in its individual capacity on its own behalf and will not, at any time, in its capacity as Trustee, be under (or subject to) the control or direction of any Foreign Person (pursuant to a contractual arrangement or otherwise).

         Section 6.2 Delaware Trustee; Eligibility. If required by the Business Trust Act, one Trustee (which may be the Property Trustee) (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity that has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee also shall be the Delaware Trustee and
Section 3.11 shall have no application.

         Section 6.3 Property Trustee; Eligibility.

                  (a) There shall be at all times one Trustee (which may be the Delaware Trustee) that shall act as Property Trustee. Such Property Trustee shall:

                  (i) not be an Affiliate of the Sponsor; and

                  (ii) be a corporation that is a United States Person organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person that is a United States Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purpose of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee immediately shall resign in the manner and with the effect set forth in Section 6.6(c).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall comply in all respects with the provisions of Section 310(b) of the Trust Indenture Act.

                  (d) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in
Section 310(b) of the Trust Indenture Act.

         Section 6.4 Qualifications of the Regular Trustees Generally. Each Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         Section 6.5 Initial Trustees.

                  (a)  The  initial  Regular   Trustees  shall  be  [Richard  A.
Goglia][,                    and                     ],  the business address of
all of whom is in care of Raytheon Company, 141 Spring Street, Lexington, Massachusetts 02421.

                  (b) The initial Property Trustee shall be:

                           The Bank of New York
                           [                       ]
                           [                       ]
                           Attention:  [                ].

(c)      The initial Delaware Trustee shall be:

                           The Bank of New York (Delaware)
                           [                       ]
                           [                       ]
                           Attention:  [                ].

         Section 6.6 Appointment, Removal and Resignation of the Trustees.

                  (a) Subject to Sections 6.6(b) and 7.5(k), the Trustees may be appointed or removed without cause at any time:

                  (i)  until  the  issuance  of  any   Securities,   by  written
         instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities, by a vote of the Holders of a Majority in Liquidation Amount of the Common Securities at a meeting of the Holders of the Common Securities or by written consent without prior notice in lieu of such meeting.

                  (b) The Property Trustee shall not be removed in accordance with Section 6.6(a) or Section 7.5(k) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3(a) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Delaware Trustee shall not be removed in accordance with Section 6.6(a) or Section 7.5(k) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and
6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

                  (c) A Trustee appointed to office shall hold office until a successor has been appointed, until death or dissolution or until removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by written instrument executed by such Trustee and delivered to the Sponsor and the other Trustees, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided that:

                  (i) no such resignation of the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                  (ii) no such resignation of the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the resigning Delaware Trustee.

                  (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

                  (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, has been appointed and accepted appointment as provided in this Section 6.6 within 60 days after delivery of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction at the expense of the Sponsor for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         Section 6.7 Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees, or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

         Section 6.8 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust nor to terminate this Declaration. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

         Section 6.9 Meetings. If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting.

Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided a Quorum is present, or without a meeting and without prior notice by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

         Section 6.10 Delegation of Power by the Regular Trustees.

                  (a) Except as otherwise required by applicable law, any Regular Trustee may delegate to any other natural person over the age of 21 that is a United States Person, by power of attorney consistent with applicable law, his or her power for the purposes of signing any documents that the Regular Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

                  (b) The Regular Trustees shall have the power to delegate from time to time to such of their number or to officers of the Trust or any other Person the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         Section 6.11 Merger, Consolidation, Conversion or Succession to Business. Any entity into which the Property Trustee, the Delaware Trustee or any Regular Trustee that is not a natural person may be merged or converted or with which such Trustee may be consolidated, or any entity resulting from any merger, conversion or consolidation to which such Trustee is a party, or any entity succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such entity otherwise is qualified and eligible under this Article.

                                    ARTICLE 7

                             TERMS OF THE SECURITIES

         Section 7.1 General Provisions Regarding the Securities.

                  (a) The Regular Trustees shall issue, on behalf of the Trust, one class of preferred securities representing undivided beneficial ownership interests in the assets of the Trust (the "Preferred Securities") and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust (the "Common Securities"). The Trust shall not issue any securities other than the Preferred Securities and the Common Securities.

                  (i) Preferred  Securities.  There shall be [        ]  million
         ([           ])  Preferred  Securities and they shall have an aggregate stated  liquidation  amount with  respect to the assets of the Trust of
         [                                        dollars    ($               )]
         (subject       to       increase       to      not      more       than
         [                                    dollars ($               )] in the
         event of the exercise of any Over-allotment Option) and a stated liquidation amount with respect to the assets of the Trust of $[ ] per Preferred Security. The Preferred Securities are hereby designated for identification purposes only as the Preferred Securities. The Preferred Security Certificates shall be substantially in the form of Exhibit A hereto, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange on which the Preferred Securities are listed.

                  (ii)  Common  Securities.  There shall be  [        ]  million
         ([           ])  Common  Securities  and they shall  have an  aggregate liquidation  amount  with  respect  to  the  assets  of  the  Trust  of
         [                                        dollars    ($               )]
         (subject       to       increase       to      not      more       than
         [                                    dollars ($               )] in the
         event of the exercise of any Over-allotment Option) and a liquidation amount with respect to the assets of the Trust of $[ ] per Common Security. The Common Securities are hereby designated for identification purposes only as the Common Securities. The Common Security Certificates shall be substantially in the form of Exhibit B hereto, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                  (b) Payment of Distributions on, and any payment of the Redemption Price upon a redemption of, the Preferred Securities and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Preferred Securities and Common Securities; provided that if, on any date on which payment of a Distribution or the Redemption Price is to be made, an Indenture Event of Default has occurred and is continuing, then such payments shall not be made on any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities shall be made, until all accumulated and unpaid Distributions, or payments of the Redemption Price, as the case may be, on all of the outstanding Preferred Securities for which Distributions are to be paid or that have been called for redemption, as the case may be, are fully paid. All funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable.

                  (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be validly issued, fully paid and non-assessable undivided beneficial ownership interests in the assets of the Trust.

                  (e) Every Person, by virtue of having become a Holder of Securities or a Beneficial Owner of Preferred Securities in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration, the Guarantee, the Indenture, and the Notes.

                  (f)  The  Holders  of  the  Securities   shall  not  have  any
preemptive or similar rights.

                  (g) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any Regular Trustee. If a Regular Trustee of the Trust who has signed any of the Certificates ceases to be a Regular Trustee before such signed Certificates have been delivered by the Trust, such Certificates nevertheless may be delivered as though the Person who signed such Certificates had not ceased to be a Regular Trustee. Any Certificate may be signed on behalf of the Trust by such Persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of this Declaration any such Person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

         A Preferred Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. Such signature shall be conclusive evidence that such Preferred Security Certificate has been authenticated under this Declaration.

         Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Preferred Security Certificates for original issue.

         The Property Trustee may appoint an authenticating agent acceptable to the Trust, as determined by the Regular Trustees on behalf of the Trust, to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee shall include authentication by such agent. An authenticating agent shall have the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

                  (h) The Preferred Security Certificates, upon original issuance (including Preferred Securities, if any, issued pursuant to the exercise of any Over-allotment Option), shall be issued as Global Securities in the form of one or more fully registered global Preferred Security Certificates (each a "Global Certificate"), to be delivered to The Depository Trust Company, the initial Depositary, by or on behalf of the Trust. Such Global Certificates initially shall be registered on the books and records of the Trust in the name of "Cede & Co.," the nominee of the initial Depositary. No Beneficial Owner of Preferred Securities shall receive a definitive Preferred Security Certificate representing such Beneficial Owner's interest in such Global Certificates, except as provided in Section 7.12. Unless and until definitive, fully registered Preferred Security Certificates have been issued to the Beneficial Owners of Preferred Securities pursuant to Section 7.12:

                  (i) the provisions of this Section 7.1(h) shall be in full force and effect;

                  (ii) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents thereunder) as the Holder of the Preferred Securities and the sole of holder of the Global Certificates and, except as set forth herein or in Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) with respect to the Property Trustee, shall have no obligation to the Beneficial Owners of the Preferred Securities;

                  (iii) to the extent that the provisions of this Section 7.1(h) conflict with any other provisions of this Declaration, the provisions of this Section 7.1(h) shall control; and

                  (iv) the rights of the Beneficial Owners of the Preferred Securities shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such
         Beneficial Owners and the Depositary and/or the Depositary Participants. The Depositary shall make book-entry transfers among Depositary Participants and receive and transmit Distributions on the Global Certificates to such Depositary Participants; provided that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as definitive Preferred Security Certificates have not been issued, the Trustees may rely conclusively on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Depositary setting forth the votes of the Beneficial Owners of the Preferred Securities or assigning the right to vote on any matter to any other Persons either in whole or in part.

         Whenever a notice or other communication to the Holder of the Preferred Securities is required to be given under this Declaration, unless and until definitive Preferred Security Certificates have been issued pursuant to Section 7.1(g), the Trustees shall deliver all such notices and communications specified herein to be given to the Holders of the Preferred Securities to the Depositary, and, with respect to any Preferred Security Certificate registered in the name of a Depositary or the nominee of a Depositary, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Depositary setting forth the votes of the Beneficial Owners of the Preferred Securities or assigning the right to vote on any matter or any other Persons either in whole or in part.

         Section 7.2 Distributions.

                  (a) Holders of the Securities shall be entitled to receive Distributions that shall accumulate and be payable at the rate per annum of
[   ]% of the stated  liquidation  amount of $[         ]  per Security  through
(and including)  [            ,  ]. The amount of Distributions  payable for any
period shall be computed (i) for any full quarterly distribution period, on the basis of a 360-day year of twelve 30-day months and (ii) for any period shorter than a full quarterly distribution period, on the basis of a 30-day month and, for any period of less than one month, on the basis of the actual number of days elapsed per 30-day month. Subject to Section 7.1(b), Distributions shall be made on the Securities on a Pro Rata basis. Distributions on the Securities shall accumulate from [ , ], shall be cumulative and shall be payable quarterly, in arrears, on each Payment Date, when, as and if available for payment, by the Property Trustee, except as otherwise described below. Distributions shall be payable only to the extent that payments are made to the Trust in respect of the Notes held by the Property Trustee and to the extent that the Trust has funds available for the payment of such Distributions in the Property Account.

                  (b) Distributions not paid on the scheduled Payment Date shall accumulate and, to the extent permitted by applicable law, compound quarterly at
the rate of [             ]% per annum through (and including) [            ,  ]
("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions together with any Compounded Distributions.

                  (c) If and to the extent that the Notes Issuer makes a payment of principal of and any premium or interest on the Notes held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Pro Rata distribution of the Payment Amount to Holders, subject to Section 7.1(b).

                  (d) Distributions on the Securities shall be payable to the Holders thereof as they appear on the register of the Trust as of the close of business on the relevant record dates. If the Preferred Securities are represented by one or more Global Securities, the relevant record dates shall be the close of business on the Business Day preceding such Distribution's Payment Date, unless a different regular record date is established or provided for the corresponding interest payment date on the Notes. The relevant record dates for the Common Securities shall be the same as for the Preferred Securities. If the Preferred Securities are not represented by one or more Global Securities, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the Preferred Securities are listed, and if none, shall be selected by the Regular Trustees, provided that such date shall be at least one (1) Business Day but less than sixty (60) Business Days prior to the relevant Distribution's Payment Dates. At all times, the Distribution's Payment Dates shall correspond to the interest payment dates on the Notes. Distributions payable on any Securities that are not punctually paid on any Payment Date, as a result of the Notes Issuer having failed to make a payment under the Notes, shall cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution instead shall be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture for payment of the corresponding defaulted interest on the Notes. If any date on which a Distribution is payable on the Securities is not a Business Day, then payment of the Distribution payable on such date shall be made on the next day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such Business Day is in the next calendar year, such payment shall be made on the preceding Business Day, with the same force and effect as if made on such Payment Date.

                  (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Securities, subject to
Section 7.1(b).

         Section 7.3 Redemption of Securities.

                  (a) Upon the repayment or redemption pursuant to the Indenture, in whole but not in part, of the outstanding Notes held by the Trust, whether at the stated maturity of the Notes or upon earlier redemption as provided in the Indenture, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to Section 7.1(b)) to redeem, at the Redemption Price, Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Notes so repaid or redeemed at the Redemption Price. Holders of the Securities shall be given not less than 30 nor more than 60 days notice of such redemption in accordance with Section 7.4.

                  (b) If the Notes Issuer redeems the Notes upon the occurrence and continuance of a Tax Event, the proceeds from such redemption shall be applied by the Property Trustee to redeem the Securities, in whole but not in part, at the Redemption Price on a Pro Rata basis. If, following the occurrence of a Tax Event, the Notes Issuer exercises its option to redeem the Notes, the Notes Issuer shall appoint the Quotation Agent.

         Section 7.4 Redemption Procedures.

                  (a) Notice of any redemption of, or notice of distribution of Notes in exchange for, the Securities (a "Redemption/Distribution Notice"), which notice shall be irrevocable, shall be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged at least 30 but no more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, shall be the date fixed for redemption of the Notes. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 7.4(a), a
Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders of the Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the register of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (b) Subject to the Trust's fulfillment of the notice requirements set forth in Section 7.4(a), if Securities are to be redeemed, then (provided that the Notes Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Notes) (i) with respect to the Preferred Securities represented by one or more Global Securities, by 12:00 noon, New York City time, on the redemption date, the Property Trustee will deposit irrevocably with the Depositary or its nominee funds sufficient to pay the applicable Redemption Price, and the Property Trustee shall give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Beneficial Owners of the Preferred Securities, and
(ii) with respect to Securities not represented by one or more Global Securities, the Property Trustee shall pay the applicable Redemption Price to the Holders of such Securities by check mailed to the address of each Holder appearing on the register of the Trust on the redemption date. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next Business Day (without any interest thereon), except that if such Business Day falls in the next calendar year, such payment shall be made on the preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the Guarantee, then Distributions on such Securities shall continue to accumulate at the then applicable rate, from the original redemption date to the actual date of payment, in which case the actual Payment Date shall be the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions that are being paid to Holders of Securities who were not Holders of Securities on a relevant record date. If a Redemption/Distribution Notice has been given and funds have been deposited or paid as required, then immediately prior to the close of business on the date of such deposit or payment, Distributions will cease to accumulate on the Securities called for redemption, and all rights of Holders of such Securities so called for redemption shall cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Securities will cease to be outstanding.

                  (c) Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been called for redemption.

                  (d) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Notes Issuer or its Affiliates may purchase, at any time and from time to time, outstanding Preferred Securities by tender, in the open market, by private agreement or otherwise.

         Section 7.5 Voting Rights of the Preferred Securities.

                  (a) Except as provided under this Section 7.5 and Section 11.1 and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Preferred Securities shall have no voting rights.

                  (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 7.5(d), the Holders of a Majority in Liquidation Amount of the Preferred Securities, voting separately as a class, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee, as Holder of the Notes, to (i) exercise the remedies available to it under the Indenture with respect to the Notes, (ii) waive any past default and its consequences that are waivable under the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Notes shall be due and payable, or (iv) consent to any amendment, termination or modification of the Indenture or the Notes where such consent is required; provided that if an Indenture Event of Default has occurred and is continuing, then the Holders of [25]% of the aggregate stated liquidation amount of the Preferred Securities may direct the Property Trustee to declare the principal of and interest on the Notes due and payable; and provided, further, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Notes affected thereby, the Property Trustee only may give such consent or take such action at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Preferred Securities.

                  (c) If the Property Trustee fails to enforce its rights under the Notes after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may institute, to the fullest extent permitted by law, a legal proceeding directly against the Notes Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other Person. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Notes Issuer to make any interest, principal or other required payments when due under the Indenture, then a Holder of Preferred Securities may institute a Direct Action against the Notes Issuer on or after the respective due date specified in the Notes.

                  (d) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Indenture Event of Default received from the Notes Issuer with respect to the Notes. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clauses (i), (ii) and (iii) of Section 7.5(b) above, unless the Property Trustee has obtained an opinion of independent tax counsel experienced in those matters to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and that each Holder of Preferred Securities shall be treated as owning an undivided beneficial ownership interest in the Notes.

                  (e) If the consent of the Property Trustee, as the holder of the Notes, is required under the Indenture with respect to any amendment, termination or modification of the Indenture or the Notes, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment, termination or modification as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided that where a consent under the Indenture would require the consent of the holders of more than a majority of the aggregate principal amount of the Notes, the Property Trustee only may give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities. The
Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an opinion of independent tax counsel experienced in those matters to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes as a result of such action, and that each holder will be treated as owning an undivided beneficial ownership interest in the Notes.

                  (f) A waiver of an Indenture Event of Default with respect to the Notes shall constitute a waiver of the corresponding Trust Enforcement Event.

                  (g) Any required approval or direction of the Holders of the Preferred Securities may be given at a separate meeting of the Holders of the Preferred Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent without a meeting. The Regular Trustees shall cause a notice of any meeting at which Holders of the Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice shall include a statement setting forth: (i) the date of such meeting; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote; and (iii) instructions for the delivery of proxies.

                  (h) No vote or consent of the Holders of the Preferred Securities shall be required for the Trust to redeem and cancel the Preferred Securities or distribute the Notes in accordance with this Declaration and the terms of the Securities.

                  (i) Notwithstanding that the Holders of the Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Notes Issuer, the Trustees or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Notes Issuer or any Trustee shall not be entitled to vote or consent and shall be treated, for purposes of such vote or consent, as if such Preferred Securities were not outstanding.

                  (j) Except as provided under Section 7.5(k), the Holders of the Preferred Securities shall have no rights to appoint or remove the Trustees, who, subject to Section 6.6, may be appointed, removed or replaced by the Holders of the Common Securities.

                  (k) If an Indenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed and replaced, subject to Section 6.6(b), at such time by a Majority in Liquidation Amount of the Preferred Securities.

         Section 7.6 Voting Rights of the Common Securities.

                  (a) Except as provided in Section 6.1(b), this Section 7.6 and
Section 11.1 and as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law, the Holders of the Common Securities shall have no voting rights.

                  (b) Subject to Section 7.5(k), the Holders of the Common Securities shall be entitled to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees in accordance with Article 6.

                  (c) Subject to Section 2.6 and only after all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of the Common Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee, as Holder of the Notes, to (i) exercise the remedies available to it under the Indenture, (ii) waive any past default and its consequences that are waivable under the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Notes shall be due and payable, or (iv) consent to any amendment, termination or modification of the Indenture or the Notes where such consent is required; provided that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate principal amount of Notes affected thereby, only the holders of at least the same proportion of the aggregate stated liquidation amount of the Common Securities may direct the Property Trustee to give such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(c)(i), (ii) and (iii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial ownership interest in the Notes.

                  (d) If the Property Trustee fails to enforce its rights under the Notes after the Holders of the Common Securities have made a written request, the Holders of the Common Securities may institute, to the fullest extent permitted by law, a legal proceeding directly against the Notes Issuer to enforce the Property Trustee's rights under the Notes without first instituting any legal proceeding against the Property Trustee or any other Person. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Notes Issuer to make any interest, principal or other required payments when due under the Indenture, then a Holder of Common Securities may institute a Direct Action against the Notes Issuer on or after the respective due date specified in the Notes.

                  (e) A waiver of an Indenture Event of Default with respect to the Notes shall constitute a waiver of the corresponding Trust Enforcement Event.

                  (f) Any required approval or direction of the Holders of the Common Securities may be given at a separate meeting of the Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Regular Trustees shall cause a notice of any meeting at which the Holders of the Common Securities are entitled to vote to be mailed to the Holders of the Common Securities. Such notice shall include a statement setting forth: (i) the date of such meeting;
(ii) a description of any resolution proposed for adoption at such meeting on which the Holders of the Common Securities are entitled to vote; and (iii) instructions for the delivery of proxies.

                  (g) No vote or consent of the Holders of the Common Securities shall be required for the Trust to redeem and cancel the Common Securities or to distribute Notes in accordance with this Declaration and the terms of the Securities.

         Section 7.7 Paying Agent. If any Preferred Securities are not represented by one or more Global Securities, the Trust shall maintain in the Borough of Manhattan, New York City, State of New York, an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"). The Regular Trustees shall appoint the paying agent (which shall be a bank or trust company acceptable to the Notes Issuer) and may appoint one or more additional paying agents in such other locations as they shall determine. The term "Paying Agent" includes any additional paying agent. The Regular Trustees may change any Paying Agent without prior notice to the Holders of the Securities. The Regular Trustees shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Regular Trustees, on behalf of the Trust, fail to appoint or maintain another entity as Paying Agent, the

Property Trustee shall act as such. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Notes Issuer.

         Section 7.8 Listing. The Sponsor shall use its best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange.

         Section 7.9 Transfer of the Securities.

                  (a) (i) The Preferred Securities may be transferred, in whole or in part, only in accordance with the terms and conditions set forth in this Declaration. To the fullest extent permitted by law, any transfer or purported transfer of any Preferred Security not made in accordance with this Declaration shall be null and void.

                  (ii) Subject to this Section 7.9 and Section 7.12, the Preferred Securities shall be freely transferable.

                  (iii) The Trust shall cause to be kept at the Corporate Trust Office a register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Preferred Securities and of transfers of Preferred Securities. The Property Trustee is hereby appointed "Security Registrar" for the purpose of registering Preferred Securities and transfers of Preferred Securities as herein provided.

                  (iv) Upon surrender for registration of transfer of any Preferred Securities at an office or agency of the Trust designated for such purpose, a Regular Trustee shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate principal amount.

                  (v) At the option of the Holder, Securities may be exchanged for other Preferred Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Preferred Securities to be exchanged at such office or agency. Whenever any Preferred Securities are so surrendered for exchange, a Regular Trustee shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities that the Holder making the exchange is entitled to receive.

                  (vi) If so required by the Trust or the Property Trustee, every Preferred Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Trust and the Security Registrar, by the Holder thereof or his attorney duly authorized in writing.

                  (vii) No service charge shall be made for any registration of transfer or exchange of Preferred Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Securities.

                  (b) The Notes Issuer may not transfer the Common Securities except in connection with the transactions permitted under Section 801 of the Indenture; provided that each Holder of the Common Securities shall at all times be a United States Person. To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in this Section 7.9(b) shall be null and void.

         Section 7.10 Mutilated, Destroyed, Lost or Stolen Certificates. If:

                  (a) any mutilated Certificates are surrendered to the Regular Trustees, or if the Regular Trustees receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

                  (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of the Sponsor and the Trust harmless,

then, in the absence of notice that such Certificate has been acquired by a bona fide purchaser, any Regular Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.10, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 7.10 shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate is found at any time.

         Section 7.11 Deemed Holders. The Trustees may treat the Person in whose name any Securities are registered on the register of the Trust as the sole holder of such Securities for purposes of receiving Distributions and for all other purposes whatsoever. Accordingly, the Trustees shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust has actual or other notice thereof.

         Section 7.12 Global Securities.

                  (a) The Preferred Securities initially shall be issued in the form of one or more Global Securities. A Regular Trustee shall execute, and the Property Trustee shall authenticate and deliver, one or more Global Securities that (i) shall represent and be denominated in an amount equal to the aggregate stated liquidation amount of all of the Preferred Securities to be issued in the form of Global Securities and not yet canceled, (ii) shall be registered in the name of the Depositary for the Preferred Securities or the nominee of such Depositary and (iii) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

         "This Preferred Security is a Global Security within the meaning of the
          Declaration and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration, and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be reregistered except in limited circumstances.
          Unless this certificate is presented by an authorized representative of the Depositary to RC Trust II or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), and except as otherwise provided in the Amended and Restated Declaration of Trust of RC Trust II dated as of [ , ], as amended from time to time, ANY
          TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein."

                  (b) Preferred Securities not represented by a Global Security issued in exchange for all or a part of a Global Security pursuant to this
Section 7.12 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver any Preferred Securities not represented by a Global Security to the Persons in whose names such definitive Preferred Securities are so registered.

                  (c) At such time as all interests in Global Securities have been redeemed, repurchased or canceled, such Global Securities shall be canceled, upon receipt thereof, by the Property Trustee in accordance with standing procedures of the Depositary. At any time prior to such cancellation, if any interest in a Global Security is exchanged for Preferred Securities not represented by a Global Security, redeemed, canceled or transferred to a transferee who receives Preferred Securities not represented by a Global Security, or if any Preferred Security not represented by a Global Security is exchanged or transferred for part of a Global Security, then, in accordance with the standing procedures of the Depositary, the liquidation amount of such Global Security shall be reduced or increased, as the case may be, and an endorsement shall be made on such Global Security by the Property Trustee to reflect such reduction or increase.

                  (d) The Trust and the Property Trustee, as the authorized representative of the Holders of the Preferred Securities, may deal with the Depositary for all purposes of this Declaration, including the making of payments due on the Preferred Securities and exercising the rights of Holders of the Preferred Securities hereunder. The rights of any Beneficial Owners shall be limited to those established by law and agreements between such owners and Depository Participants; provided that no such agreement shall give to any Person any rights against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as the Holder of the Preferred Securities represented by Global Securities with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Preferred Securities in excess of those held in the name of the Depositary or its nominee.

                  (e) If at any time the Depositary notifies the Trust that it is unwilling or unable to continue as Depositary for the Preferred Securities or if at any time the Depositary no longer is eligible under this Section 7.12 to serve as Depositary, the Regular Trustees shall appoint a successor Depositary with respect to the Preferred Securities. If a successor Depositary is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that the Preferred Securities be represented by one or more Global Securities shall no longer be effective, and a Regular Trustee shall execute, and the Property Trustee will authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate stated liquidation amount equal to the aggregate stated liquidation amount of the Global Securities representing the Preferred Securities in exchange for such Global Securities.

                  (f) The Regular Trustees on behalf of the Trust at any time and in their sole discretion may determine that the Preferred Securities issued in the form of one or more Global Securities shall no longer be represented by Global Securities. In such event a Regular Trustee on behalf of the Trust shall execute, and the Property Trustee shall authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate stated liquidation amount equal to the aggregate stated liquidation amount of the Global Securities representing the Preferred Securities, in exchange for such Global Securities.

                  (g) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.9), Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (h) Interests of Beneficial Owners may be transferred or exchanged for Preferred Securities not represented by a Global Security, and Preferred Securities not represented by a Global Security may be transferred or exchanged for a Global Security or Securities, in accordance with rules of the Depositary and the provisions of Section 7.9.

         Section 7.13  Authorized  Denominations.  The Preferred  Securities are
issuable only in denominations of $[                ]  and any integral multiple
thereof.

         Section 7.14 [RESERVED].

                                    ARTICLE 8

                    DISSOLUTION AND TERMINATION OF THE TRUST

         Section 8.1 Dissolution and Termination of the Trust.

                  (a) The Trust shall dissolve upon the earliest of:

                  (i) the bankruptcy of the Notes Issuer or of any other holder of the Common Securities;

                  (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the revocation of the Sponsor's certificate of incorporation and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                  (iv) the time when all of the Securities shall have been called for redemption and the amounts then due shall have been paid to the Holders of the Securities;

                  (v) the time when the Notes Issuer shall have redeemed the Notes upon the occurrence and continuation of a Tax Event and the proceeds from such redemption have been applied to redeem the Securities pursuant to Section 7.3(b);

                  (vi) upon the direction of the Sponsor, in its sole discretion, by notice and direction to the Property Trustee to dissolve the Trust and to distribute, after the satisfaction of liabilities to creditors of the Trust, if any, the Notes to the Holders of the Securities in exchange for all of the Securities; provided that the Sponsor has provided to the Property Trustee an opinion of counsel that the distribution of the Notes will not be taxable to the holders of the Preferred Securities for United States federal income tax purposes; or

                  (vii) [                 ,    ].

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up and liquidation of the Trust, the Regular Trustees shall terminate the Trust by executing and filing a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 4.2 and Article 9 shall survive the termination of the Trust.

         Section 8.2 Liquidation Distribution upon Dissolution of the Trust.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Trust (each a "Liquidation") based on the occurrence of an event specified in Section 8.1(a) (other than clauses (iv) or (v)), the Holders of the Securities on the date of the Liquidation shall be entitled to receive on a Pro Rata basis, after satisfaction of the Trust's liabilities to creditors, Notes in an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Securities in exchange for such Securities.

                  (b) Notice of Liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the date of the Liquidation to each Holder of Securities at such Holder's address appearing in the Securities register. All notices of Liquidation shall:

                  (i) state the date of the Liquidation;

                  (ii) state that from and after the date of the Liquidation (other than a Liquidation as a result of clauses (iv) and (v) of Section 8.1(a)), the Securities will no longer be deemed to be outstanding and any Certificates not surrendered for exchange will be deemed to represent the Notes in a principal amount equal to the stated liquidation amount of the Securities, bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distribution on the Securities; and

                  (iii) provide such information with respect to the mechanics by which Holders may exchange Certificates for Note, or if Section 8.2(d) applies receive a distribution, as the Property Trustee shall deem appropriate.

                  (c) Except where Section 8.1(a)(iv) or (v) or Section 8.2(d) applies, in order to affect the liquidation of the Trust and distribution of the Notes to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the date of the Liquidation) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Notes in exchange for the outstanding Certificates.

                  (d) In the event that, notwithstanding the other provisions of this Section 8.2, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Notes in the manner provided herein is determined by the Property Trustee not to be practical, the property of the Trust shall be liquidated, and the Trust shall be wound-up and terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, the Holders of the Securities on the date of the Liquidation shall be entitled to receive, out of the assets of the Trust available for distribution to the Holders of the Securities after satisfaction of the Trust's liabilities to creditors, if any, cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $[ ] per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay the aggregate Liquidation Distribution in full, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities shall be entitled to receive the Liquidation Distribution Pro Rata with the Holders of the Preferred Securities, except that if an Indenture Event of Default has occurred and is continuing, then the Preferred Securities shall have a preference over the Common Securities with regard to the Liquidation Distribution.

                  (e) After the date fixed for any distribution of Notes upon dissolution of the Trust, (i) the Securities no longer shall be deemed to be outstanding and (ii) the Certificates shall be deemed to represent the Notes in a principal amount equal to the stated liquidation amount of the Securities, bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on the Securities, until such Certificates are presented to the Regular Trustees or agent for transfer or reissuance.

                                    ARTICLE 9

       LIMITATION OF LIABILITY OF HOLDERS OF THE SECURITIES, THE DELAWARE
                               TRUSTEE AND OTHERS

         Section 9.1 Liability.

                  (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor:

                  (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities that will be made solely from assets of the Trust; and

                  (ii) shall not be required to pay to the Trust or to any Holder of the Securities any deficit, upon dissolution of the Trust or otherwise.

                  (b) Pursuant to Section 3803(a) of the Business Trust Act, Holders of the Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 9.2 Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or to any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner that such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) Each Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters such Indemnified Person reasonably believes to be within such other
Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which distributions to Holders of the Securities might properly be paid.

         Section 9.3 Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b) Unless otherwise expressly provided herein whenever:

                  (i) a conflict of interest exists or arises between a Covered Person and an Indemnified Person; or

                  (ii) this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         Section 9.4 Indemnification.

                  (a) To the fullest extent permitted by applicable law, the Sponsor, in its capacity as Notes Issuer, shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) The provisions of this Section 9.4 shall survive the termination of this Declaration or the resignation or removal of any Trustee.

                  (c) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Sponsor would have the power to indemnify him or her against such liability under the provisions of this Section 9.4.

                  (d) For purposes of this Section 9.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4 with respect to the resulting or surviving entity as he or she would have had with respect to such constituent entity if its separate existence had continued.

                  (e) The indemnification provided by, or granted pursuant to, this Section 9.4 shall continue, unless otherwise provided when authorized or ratified, as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person. The obligation to indemnify as set forth in this Section 9.4 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

         Section 9.5 Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 6.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of the Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Each Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall not be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 10

                                   ACCOUNTING

         Section 10.1 Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         Section 10.2 Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or shall cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

                  (b) The Regular Trustees shall cause to be prepared and delivered to each Holder of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

                  (c) The Regular Trustees shall cause to be duly prepared and delivered to each Holder of Securities an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed on behalf of the Trust with any state or local taxing authority.

         Section 10.3 Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided that all payments of funds in respect of the Notes held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided that the Property Trustee shall designate the signatories for the Property Account.

         Section 10.4 Withholding. The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Regular Trustees shall request, and the Holders of the Securities shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder of Securities and any representations and forms as shall reasonably be requested by the Regular Trustees to assist them in determining the extent of, and in fulfilling, the Trust's withholding obligations. The Regular Trustees shall file the required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder of Securities, shall remit amounts withheld with respect to such Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder of Securities, the amount withheld shall be deemed to be a distribution in the amount of the withholding to such Holder. In the event of any claimed over withholding, a Holder shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE 11

                             AMENDMENTS AND MEETINGS

         Section 11.1 Amendments.

                  (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended only by a written instrument approved and executed by:

                  (i) the Sponsor;

                  (ii) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

                  (iii) the Property Trustee (if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee); and

                  (iv) the Delaware Trustee (if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee).

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee first has received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment that affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee first has received:

                           (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (which may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to be classified other than as a grantor trust for United States federal income tax purposes;

                           (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

                  (c) At such time after the Trust has issued any Securities that remain outstanding, (i) any amendment that would (A) materially adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to this Declaration or otherwise or (B) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Securities, voting together as a single class; provided that if any amendment or proposal referred to in clause (A) above would materially adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of the class of Securities affected thereby; and (ii) any amendment that would (A) change the amount or timing of any Distribution of the Securities or otherwise adversely affect the amount of any Distribution require to be made in respect of the Securities as of a specified date or (B) restrict the right of a Holder of Securities to institute suit for the enforcement of an such payment on or after such date shall not be effective except with the approval of each Holder of Securities affected thereby.

                  (d) This Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

                  (e) Article 4 shall not be amended without the consent of the Holders of the Common Securities.

                  (f) The rights of the Holders of the Common Securities under Articles 6 and 7 to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of the Common Securities.

                  (g) Notwithstanding Section 11.1(c), this Declaration may be amended by the Sponsor and the Regular Trustees without the consent of the Holders of the Securities, provided that such amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders of the
Securities:

                  (i) to cure any ambiguity;

                  (ii)  to  correct  or   supplement   any   provision  in  this
         Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) to add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority; or

                  (v) to modify, eliminate and add to any provision of this Declaration to ensure that the Trust will be classified as a grantor trust for United States federal income tax purposes at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; provided that such modification, elimination or addition would not adversely affect in any material respect the rights, privileges or preferences of any Holder of Securities.

         Section 11.2 Meetings of the Holders of the Securities; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees a writing stating that the signing Holders of the Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. The Holder or Holders of the Securities calling a meeting shall specify in writing the Securities held by such Holder or Holders, and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of the Holders of the Securities:

                  (i) Notice of any such meeting shall be given to all the Holders of the Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of the Securities. Any action that may be taken at a meeting of the Holders of the Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of the Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of the Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of the Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

                  (ii) Each Holder of the Securities may authorize any Person to act for it by proxy on any or all matters in which such Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

                  (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

                  (iv) Unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed for trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of the Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Securities, waiver of any such notice, action by consent without a meeting without prior notice, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE 12

                     REPRESENTATIONS OF THE PROPERTY TRUSTEE
                            AND THE DELAWARE TRUSTEE

         Section 12.1 Representations and Warranties of the Property Trustee. The initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of such Successor Property Trustee's acceptance of its appointment as Property Trustee, that:

                  (a) the Property Trustee is a corporation or national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) the Property Trustee satisfies the requirements set forth in Section 6.3(a);

                  (c) the execution, delivery and performance by the Property Trustee of this Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee; this Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Declaration by the Property Trustee do not conflict with, nor constitute a breach of, the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

                  (e) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution delivery or performance by the Property Trustee of this Declaration.

         Section 12.2 Representations and Warranties of the Delaware Trustee. The initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of such Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

                  (a) the Delaware Trustee satisfies the requirements set forth in Section 6.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration; and this Declaration constitutes a legal, valid and binding obligation of the Delaware Trustee under Delaware law, enforceable against it in accordance with its terms subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

                  (c) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

                                   ARTICLE 13

                                  MISCELLANEOUS

         Section 13.1 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

                           RC Trust II
                           141 Spring Street
                           Lexington, Massachusetts  02421
                           Attention:  [Richard A. Goglia]
                           Telephone No:  (781) 862-6600
                           Fax No:  (781) 860-2341

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee and the Holders of the Securities):

                           [The Bank of New York (Delaware)]
                           [                                   ]
                           [                                   ]
                           [                                   ]
                           Attention: [                        ]
                           Telephone No: [(    )               ]
                           Fax No: [(    )                     ]

                  (c) if given to the Property  Trustee,  at its Corporate Trust
Office (telephone no.  [(    )              ] and fax no. [(    )              ]
(or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities);

                  (d) if given to the Holders of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holders of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Trust):

                           Raytheon Company
                           141 Spring Street
                           Lexington, Massachusetts  02421
                           Attention:  Corporate Secretary
                           Telephone No:  (781) 862-6600
                           Fax No: (781) 860-3899

                  (e) if given to any Holder of Preferred Securities, at such Holder's address as set forth in the register of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         Section 13.2 Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

         Section 13.3 Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

         Section 13.4 Headings. The headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         Section 13.5 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         Section 13.6 Partial Enforceability. If any provision of this Declaration or the application of such provision to any Person or circumstance is held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         Section 13.7 Counterparts. This Declaration may contain more than one counterpart of the signature page, and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                       RAYTHEON COMPANY,
                                       as Sponsor and Notes Issuer


                                       By:

                                       Name:    [Richard A. Goglia]
                                       Title:   [Vice President and Treasurer]

                                       [THE BANK OF NEW YORK],
                                       as Property Trustee


                                       By:

                                       Name:
                                       Title:

                                       [THE BANK OF NEW YORK (DELAWARE)],
                                       as Delaware Trustee


                                       By:

                                       Name:
                                       Title:



                                       [Richard A. Goglia], as Regular Trustee



                                       [                   ], as Regular Trustee



                                       [                   ], as Regular Trustee



  [Signature page for Amended and Restated Declaration of Trust of RC Trust II]

                                                                       EXHIBIT A

                    FORM OF PREFERRED SECURITIES CERTIFICATE

                  [IF THE PREFERRED SECURITY IS TO BE A GLOBAL SECURITY, INSERT A LEGEND SUBSTANTIALLY TO THE FOLLOWING EFFECT: This Preferred Security is a Global Security within the meaning of the Amended and Restated Declaration of Trust of RC TRUST II hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Amended and Restated Declaration of Trust of RC Trust II, and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered, except in limited circumstances.

                  Unless this Preferred Security Certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), and except as otherwise provided in the Amended and Restated Declaration of Trust of RC Trust II dated as of [ , ], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.]




Certificate No. __________           Number of Preferred Securities: ___________
CUSIP No. ________________           Aggregate Liquidation Amount: $____________




                   Certificate Evidencing Preferred Securities
                                       of
                                   RC Trust II

                              Preferred Securities
                (liquidation amount $[ ] per Preferred Security)

                  RC Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that [__________] (the "Holder") is the registered owner of ____ preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Preferred Securities (liquidation amount $[ ] per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respect be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of [ , ] (as the same may be amended from time to time (the "Declaration")), among Raytheon Company, as Sponsor, [Richard A. Goglia][, and ], as Regular Trustees, [The Bank of New York], as Property Trustee, [The Bank of New York (Delaware)], as Delaware Trustee, and the holders from time to time, of undivided beneficial ownership interests in the assets of the Trust. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of [ , ], as the same may be amended from time to time, of Raytheon Company, in respect of the Preferred Securities. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the terms of the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness of the Sponsor and the Preferred Securities as evidence of undivided beneficial ownership interests in the Notes.

                  IN WITNESS WHEREOF, the Trust has  executed  this  certificate
this [   ] day of [                 ,    ].


                                     RC TRUST II



                                     By:________________________________________
                                     [Richard A. Goglia], as Regular Trustee





               This is one of the Securities referred to in the within-mentioned Declaration.

                                     [THE BANK OF NEW YORK], as
                                     Property Trustee


                                     By:________________________________________
                                     Title:_____________________________________

                                                                       EXHIBIT B

                      FORM OF COMMON SECURITIES CERTIFICATE

         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE
                         DECLARATION (AS DEFINED BELOW)

Certificate No.______                       Number of Common Securities: _______
                                           Aggregate Liquidation Amount: $______



                    Certificate Evidencing Common Securities
                                       of
                                   RC Trust II

                                Common Securities
                  (liquidation amount $[ ] per Common Security)

                  RC Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _________________________ (the "Holder") is the registered owner of
_________________ common securities of the Trust representing an undivided beneficial interest in the assets of the Trust designated the Common Securities (liquidation amount $[ ] per Common Security) (the "Common Securities"). Except as provided in the Declaration (as defined below), the Common Securities are not transferable, and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of [ , ], (as the same may be amended from time to time, the "Declaration")), among Raytheon Company, as Sponsor, [Richard A. Goglia][, and
                    ], as Regular Trustees, [The Bank of New York], as Property Trustee, [The Bank of New York (Delaware)], as Delaware Trustee, and the holders, from time to time, of undivided beneficial ownership interests in the assets of the Trust. The Sponsor will provide a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the terms of the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness of the Sponsor and the Common Securities as evidence of an undivided beneficial ownership interest in the Notes.


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



                  IN WITNESS WHEREOF, the Trust has  executed  this  certificate
this [   ] day of [                 ,    ].

                                        RC TRUST II


                                        By:_____________________________________
                                        [Richard A. Goglia], as Regular Trustee





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